Exhibit 99.2

BANKFINANCIAL CORPORATION
FIRST QUARTER 2018
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018	2017
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.90%	0.24%	0.88%	0.64%	0.47%
Return on equity (ratio of net income to average equity) (1)	7.13	1.97	7.07	5.08	3.66
Net interest rate spread (1)	3.38	3.26	3.10	3.10	3.15
Net interest margin (1)	3.53	3.41	3.23	3.22	3.26
Efficiency ratio	68.40	62.37	72.19	69.62	82.66
Noninterest expense to average total assets (1)	2.52	2.28	2.51	2.38	2.82
Average interest–earning assets to average interest–bearing liabilities	132.29	131.68	131.23	131.33	132.57
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	237	236	238	247	242

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$10,613	$13,572	$10,620	$9,835	$10,247
Interest-bearing deposits in other financial institutions	81,963	114,020	115,041	71,771	65,219
Securities, at fair value	102,661	93,383	98,787	109,762	110,230
Loans receivable, net	1,277,553	1,314,651	1,335,631	1,335,835	1,319,287
Other real estate owned, net	1,802	2,351	3,569	4,896	5,301
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,290	8,290	8,290	8,290	8,147
Premises held-for-sale	5,581	5,667	—	—	—
Premises and equipment, net	24,628	24,856	30,774	30,889	31,149
Intangible assets	164	286	408	531	653
Bank owned life insurance	22,925	22,859	22,790	22,723	22,657
Deferred taxes	11,363	12,563	20,214	20,676	22,103
Other assets	12,386	13,060	8,145	8,210	8,480
Total assets	$1,559,929	$1,625,558	$1,654,269	$1,623,418	$1,603,473

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,278,007	$1,340,051	$1,371,089	$1,347,887	$1,329,282
Borrowings	60,983	60,768	60,928	50,877	52,046
Other liabilities	22,587	27,105	22,474	24,592	20,124
Total liabilities	1,361,577	1,427,924	1,454,491	1,423,356	1,401,452
Stockholders’ equity	198,352	197,634	199,778	200,062	202,021
Total liabilities and stockholders’ equity	$1,559,929	$1,625,558	$1,654,269	$1,623,418	$1,603,473
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018	2017
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$14,748	$15,047	$14,121	$13,649	$13,362
Total interest expense	1,727	1,742	1,615	1,456	1,276
Net interest income before provision (recovery)	13,021	13,305	12,506	12,193	12,086
Provision for (recovery of) loan losses	(258)	(72)	(225)	49	161
Net interest income	13,279	13,377	12,731	12,144	11,925
Noninterest income	1,539	1,634	1,623	1,607	1,544
Noninterest expense	9,959	9,318	10,200	9,607	11,266
Income before income tax	4,859	5,693	4,154	4,144	2,203
Income tax expense (1)	1,300	4,702	594	1,572	322
Net income	$3,559	$991	$3,560	$2,572	$1,881
Basic earnings per common share	$0.20	$0.06	$0.20	$0.14	$0.10
Diluted earnings per common share	$0.20	$0.06	$0.20	$0.14	$0.10

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$978	$989	$1,018	$996	$950
Loan fee income	70	114	89	63	60
Commercial mortgage brokerage fees	41	—	—	—	—
Residential mortgage banking fees	30	43	41	87	44
Trust insurance commissions and annuities income	213	267	210	245	249
Earnings on bank owned life insurance	66	69	67	66	63
Other	141	152	198	150	178
Total noninterest income	$1,539	$1,634	$1,623	$1,607	$1,544

Noninterest Expense
Compensation and benefits	$5,322	$4,975	$5,330	$5,110	$6,352
Office occupancy and equipment	1,731	1,709	1,693	1,599	1,622
Advertising and public relations	143	197	167	259	381
Information technology	641	673	638	679	753
Supplies, telephone, and postage	333	339	337	358	332
Amortization of intangibles	122	122	123	122	129
Nonperforming asset management	202	125	84	27	104
Loss (gain) on sales of other real estate owned	21	(55)	69	15	16
Valuation adjustments of other real estate owned	25	32	227	54	20
Operations of other real estate owned	115	85	107	176	177
FDIC insurance premiums	119	125	150	125	187
Other	1,185	991	1,275	1,083	1,193
Total noninterest expense	$9,959	$9,318	$10,200	$9,607	$11,266
(1) 2017 Q4 income tax expense includes valuation of $2.5 million related to Tax Cuts and Jobs Act of 2017.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018	2017
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate	$92,056	$97,814	$105,186	$115,659	$122,310
Multi–family mortgage	578,144	588,383	576,425	555,691	549,829
Nonresidential real estate	163,856	169,971	176,301	177,436	179,896
Construction and land	1,328	1,358	2,827	2,265	1,354
Commercial loans	162,564	152,552	147,079	129,200	105,671
Commercial leases	285,222	310,076	333,120	360,397	364,768
Consumer	1,494	1,597	1,747	1,829	1,896
	1,284,664	1,321,751	1,342,685	1,342,477	1,325,724
Net deferred loan origination costs	1,230	1,266	1,320	1,480	1,534
Allowance for loan losses	(8,341)	(8,366)	(8,374)	(8,122)	(7,971)
Loans, net	$1,277,553	$1,314,651	$1,335,631	$1,335,835	$1,319,287

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$964	$1,103	$1,654	$1,708	$1,141
Multi–family mortgage	14,339	26,830	40,695	22,938	25,613
Nonresidential real estate	2,011	2,311	2,462	1,577	8,376
Construction and land	—	—	646	936	76
Commercial loans	150,804	100,667	90,617	104,571	48,899
Commercial leases	20,771	42,700	27,199	46,821	61,550
Consumer	584	781	1,002	591	636
	$189,473	$174,392	$164,275	$179,142	$146,291
Weighted average rate	5.61%	5.12%	4.77%	4.96%	4.18%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$6,453	$7,611	$11,931	$7,528	$13,007
Multi–family mortgage	24,524	14,998	19,966	16,351	18,464
Nonresidential real estate	8,148	9,577	3,658	3,954	9,834
Construction and land	31	31	67	25	24
Commercial loans	140,449	94,996	71,481	79,141	46,291
Commercial leases	45,790	65,707	57,061	49,970	47,695
Consumer	631	732	1,159	611	600
	$226,026	$193,652	$165,323	$157,580	$135,915
Weighted average rate	4.97%	4.67%	4.30%	4.39%	4.09%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018	2017
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$1,589	$2,027	$2,234	$2,585	$2,296
Multi–family mortgage	369	363	371	371	106
Nonaccrual loans	1,958	2,390	2,605	2,956	2,402

Other real estate owned:
One–to–four family residential real estate	935	827	1,748	1,946	1,986
Multi–family real estate	—	—	—	357	615
Nonresidential real estate	863	1,520	1,551	1,736	1,808
Land	4	4	270	857	892
Other real estate owned	1,802	2,351	3,569	4,896	5,301

Nonperforming assets	$3,760	$4,741	$6,174	$7,852	$7,703

Asset Quality Ratios
Nonperforming assets to total assets	0.24%	0.29%	0.37%	0.48%	0.48%
Nonperforming loans to total loans	0.15	0.18	0.19	0.22	0.18
Nonperforming commercial-related loans to total commercial-related loans (1)	0.03	0.03	0.03	0.03	0.01
Nonperforming residential and consumer loans to total residential and consumer loans	1.70	2.04	2.09	2.20	1.85
Allowance for loan losses to nonperforming loans	426.00	350.04	321.46	274.76	331.85

Concentrations of Credit
Commercial Real Estate for FFIEC Concentration Limits	$706,488	$721,587	$723,797	$702,476	$696,933
% FFIEC Total Capital	370.18%	382.64%	392.91%	386.32%	386.37%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$353,686	$365,713	$330,181	$309,867	$308,653
% FFIEC Total Capital	185.32%	193.93%	179.24%	170.41%	171.11%

Commercial Leases - Investment Grade	$186,052	$207,460	$230,931	$255,375	$279,345
Commercial Leases - Other	99,170	102,616	102,189	105,022	85,423

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018	2017
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$362	$295	$297	$364	$726
Multi–family mortgage	222	225	480	487	769
Nonresidential real estate	149	154	162	106	108
Commercial loans	2,258	2,248	982	1,007	14
Consumer	—	—	—	6	—
	$2,991	$2,922	$1,921	$1,970	$1,617

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,366	$8,374	$8,122	$7,971	$8,127
Charge offs:
One–to–four family residential real estate	(97)	(36)	(89)	(22)	(171)
Multi–family mortgage	—	—	(7)	—	(3)
Nonresidential real estate	—	—	—	—	(165)
Consumer	—	(3)	(7)	—	—
	(97)	(39)	(103)	(22)	(339)
Recoveries:
One–to–four family residential real estate	99	45	15	79	6
Multi–family mortgage	8	8	11	40	11
Nonresidential real estate	—	7	10	—	—
Commercial loans	223	42	542	5	5
Commercial leases	—	—	2	—	—
Consumer	—	1	—	—	—
	330	103	580	124	22
Net (charge–offs) recoveries	233	64	477	102	(317)
Provision for (recovery of ) loan losses	(258)	(72)	(225)	49	161
Ending balance	$8,341	$8,366	$8,374	$8,122	$7,971

Allowance for loan losses to total loans	0.65%	0.63%	0.62%	0.61%	0.60%
Net (charge–off) recovery ratio (1)	0.07	0.02	0.14	0.03	(0.10)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018	2017
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$232,593	$234,354	$231,049	$229,921	$234,415
Interest–bearing NOW accounts	283,311	289,657	283,411	286,400	266,157
Money market accounts	290,575	299,581	301,905	305,300	304,981
Savings deposits	160,093	160,501	158,696	160,544	161,938
Certificates of deposits - retail	232,910	224,401	219,478	222,744	219,068
Certificates of deposits - wholesale	78,525	131,557	176,550	142,978	142,723
	$1,278,007	$1,340,051	$1,371,089	$1,347,887	$1,329,282

SELECTED AVERAGE BALANCES
Total average assets	$1,581,833	$1,637,309	$1,624,437	$1,612,121	$1,595,191
Total average interest–earning assets	1,496,682	1,549,746	1,535,843	1,519,573	1,502,146
Average loans	1,294,387	1,330,276	1,331,302	1,318,473	1,313,299
Average securities	103,928	95,065	108,050	109,454	113,756
Average stock in FHLB & FRB	8,289	8,290	8,290	8,250	9,158
Average other interest–earning assets	90,078	116,115	88,201	83,396	65,933
Total average interest–bearing liabilities	1,131,372	1,176,898	1,170,322	1,157,060	1,133,098
Average interest–bearing deposits	1,070,635	1,116,057	1,112,210	1,105,881	1,083,792
Average borrowings	60,737	60,841	58,112	51,179	49,306
Average stockholders’ equity	199,672	201,604	201,420	202,360	205,379

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.00%	3.85%	3.65%	3.60%	3.61%
Average loans	4.33	4.22	3.98	3.94	3.94
Average securities	1.81	1.58	1.43	1.31	1.24
Average other interest–earning assets	1.62	1.60	1.29	1.13	0.95
Total average interest–bearing liabilities	0.62	0.59	0.55	0.50	0.46
Average interest–bearing deposits	0.58	0.55	0.51	0.47	0.44
Average borrowings	1.35	1.35	1.34	1.19	0.79
Net interest rate spread	3.38	3.26	3.10	3.10	3.15
Net interest margin	3.53	3.41	3.23	3.22	3.26
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018	2017
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.72%	12.16%	12.08%	12.32%	12.60%
Tangible equity to tangible total assets (end of period)	12.71	12.14	12.05	12.29	12.56
Risk–based total capital ratio	17.72	17.06	16.43	16.29	16.65
Common Tier 1 (CET1)	16.98	16.33	15.71	15.59	15.96
Risk–based tier 1 capital ratio	16.98	16.33	15.71	15.59	15.96
Tier 1 leverage ratio	12.03	11.49	11.36	11.42	11.58
Tier 1 capital	$189,152	$187,005	$182,683	$182,088	$182,508
BankFinancial, NA
Risk–based total capital ratio	17.13%	16.48%	15.85%	15.57%	15.76%
Common Tier 1 (CET1)	16.38	15.74	15.13	14.88	15.06
Risk–based tier 1 capital ratio	16.38	15.74	15.13	14.88	15.06
Tier 1 leverage ratio	11.60	11.08	10.94	10.89	10.94
Tier 1 capital	$182,464	$180,216	$175,838	$173,717	$172,410

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$16.98	$15.34	$15.89	$14.92	$14.52
High	17.20	17.00	16.89	15.31	15.24
Low	15.07	14.79	14.66	13.43	13.13
Common shares outstanding	17,877,223	17,958,723	18,063,623	18,229,860	18,440,440
Book value per share	$11.10	$11.00	$11.06	$10.97	$10.96
Tangible book value per share	$11.09	$10.99	$11.04	$10.95	$10.92
Cash dividends declared on common stock	$0.08	$0.08	$0.07	$0.07	$0.06
Dividend payout ratio	40.35%	145.59%	35.69%	49.94%	61.42%
Stock repurchases	$1,323	$1,671	$2,581	$3,188	$3,379
Stock repurchases – shares	81,500	104,900	166,237	216,391	232,045

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,559	$991	$3,560	$2,572	$1,881
Average common shares outstanding	17,931,579	18,017,708	18,140,599	18,330,972	19,243,941
Less: Unearned ESOP shares	—	—	—	—	(600,947)
Unvested restricted stock shares	(940)	(940)	(940)	(940)	(940)
Weighted average common shares outstanding	17,930,639	18,016,768	18,139,659	18,330,032	18,642,054
Plus: Dilutive common shares equivalents	461	461	450	423	5,462
Weighted average dilutive common shares outstanding	17,931,100	18,017,229	18,140,109	18,330,455	18,647,516
Basic earnings per common share	$0.20	$0.06	$0.20	$0.14	$0.10
Diluted earnings per common share	$0.20	$0.06	$0.20	$0.14	$0.10

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from adjusted operations and pre–tax pre–provision earnings from adjusted operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our adjusted operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2018	2017
	IQ	IVQ	IIIQ	IIQ	IQ
Pre–tax pre–provision (recovery) earnings from adjusted operations
Income before income taxes	$4,859	$5,693	$4,154	$4,144	$2,203
Provision for (recovery of) loan losses	(258)	(72)	(225)	49	161
	4,601	5,621	3,929	4,193	2,364
Adjustments:
Equity-based compensation	—	—	—	—	1,076
Nonperforming asset management	202	125	84	27	104
Loss (gain) on sale of other real estate owned	21	(55)	69	15	16
Valuation adjustments of other real estate owned	25	32	227	54	20
Operations of other real estate owned	115	85	107	176	177
	363	187	487	272	1,393
Pre–tax pre–provision (recovery) earnings from adjusted operations	$4,964	$5,808	$4,416	$4,465	$3,757

Pre–tax pre–provision (recovery) earnings from adjusted operations to average total assets (1)	1.26%	1.42%	1.09%	1.11%	0.94%

(1)	Annualized